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                                                                     Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 2-91432, 2-72124, 2-85698, 2-97280, 33-
37319, 33-37323, 33-59005, 33-10801, 33-11-790, 333-79227, 333-90127, and 333-
30918) on Form S-3 (File Nos. 2-84252, 33-9706, 33-22196, 33-47213, 333-23025,
and 333-80781) and on Form S-4 (File No. 33-58117) of Millipore Corporation of our report dated January 17, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 13, 2001

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